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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frank J. Prudente, Principal Financial and Accounting Officer of National Atlantic Holdings Corporation, hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of National Atlantic Holdings Corporation.

Dated:  August 15, 2005

/s/ Frank J. Prudente
--------------------------------
Frank J. Prudente
Executive Vice President - Corporate Finance
and Treasurer
(Principal Financial and Accounting Officer)


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